SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ------------------

                                    FORM T-1

                       STATEMENT OF ELIGIBILITY UNDER THE
                  TRUST INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE
                               ------------------

          CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
                          PURSUANT TO SECTION 305(b)(2)
                               ------------------

                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

                                    NEW YORK
              (State of incorporation if not a U.S. national bank)

                                   13-5160382
                                       (I.R.S. employer identification no.)

                    One Wall Street, New York, New York 10286

               (Address of principal executive offices) (Zip Code)
                               -------------------

                              The Bank of New York
                       100 Ashford Center North; Suite 520
                             Atlanta, Georgia 30338
                          Attn: Ms. Elizabeth T. Wagner
                                 (770) 698-5188
            (Name, address and telephone number of agent for service)
                              --------------------

                       Savannah Electric Capital Trust II
               (Exact name of obligor as specified in its charter)

GEORGIA                                                        58-6442214
(State or other jurisdiction of                      (IRS employer
 incorporation or organization)                       identification no.)

                              600 Bay Street, East
                             Savannah, Georgia 31401
                                 (912) 644-7171
                   (Address, zip code and telephone number of
                          principal executive offices)
                              --------------------

                           Trust Preferred Securities
                       (Title of the indenture securities)

1.       General Information.

         Furnish the following information as to the trustee--

         (a) Name and address of each examining or supervising authority to which it is subject.

                  Superintendent of Banks of the State of New York
                  2 Rector Street
                  New York, N.Y.  10006, and Albany, N.Y.  12203

                  Federal Reserve Bank of New York
                  33 Liberty Plaza
                  New York, N.Y.  10045

                  Federal Deposit Insurance Corporation
                  Washington, D.C.  20429

                  New York Clearing House Association
                  New York, N.Y.  10005

         (b) Whether it is authorized to exercise corporate trust powers.

                  Yes.

2. Affiliations with Obligor.

         If the obligor is an affiliate of the trustee, describe each such affiliation.

         None.

3-15     Not Applicable

16. List of Exhibits.

         Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

         (1) A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

         (4) A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

         (6) The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration No. 33-44051.)

         (7) A copy of the latest report of condition of the Trustee published pursuant to law or the requirements of its supervising or examining authority.

                                    SIGNATURE


         Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Atlanta and the State of Georgia, on the 11th day of March 2003.


                                           THE BANK OF NEW YORK


                                           By:      /s/ Elizabeth T. Wagner
                                                    Elizabeth T. Wagner, Agent


                              EXHIBIT 6 TO FORM T-1

                               CONSENT OF TRUSTEE


         Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939, in connection with the proposed issuance of Savannah Electric Capital Trust II Trust Preferred Securities, The Bank of New York hereby consents that reports of examinations by Federal, State, Territorial or District Authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.


                                          THE BANK OF NEW YORK


                                          By:      /s/ Elizabeth T. Wagner _
                                                   Elizabeth T. Wagner, Agent








                              EXHIBIT 7 TO FORM T-1

                       Consolidated Report of Condition of
                              THE BANK OF NEW YORK
                    of One Wall Street, New York, N.Y. 10286


         And Foreign and Domestic Subsidiaries, a member of the Federal Reserve System, at the close of business December 31, 2002, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                                       Dollar Amounts
                                                                                       in Thousands

ASSETS

Cash and balances due from
         depository institutions:
         Noninterest-bearing balances
           and currency and coin....................................................................... $ 4,706,760
         Interest-bearing balances.....................................................................   4,418,381
Securities:
         Held-to-maturity securities....................................................................... 954,049
         Available-for-sale securities................................................................   16,118,007
Federal  funds sold and securities purchased under agreements to resell:
         Federal funds sold in domestic offices..........................................................   460,981
         Securities purchased under agreements to resell.................................................   837,242
Loans and lease financing receivables:
         Loans and leases held for sale.................................................................... 765,097
         Loans and leases,
           net of unearned income.....................................................................   31,906,960
         LESS: Allowance for loan and
           lease losses. . . . . . . . . . ............................................................     798,223
         Loans and leases, net of unearned
           income and allowance and reserve............................................................  31,108,737
Trading assets.........................................................................................   6,969,387
Premises and fixed assets (including
         capitalized leases)...........................................................................     823,932
Other real estate owned...................................................................................      660
Investments in unconsolidated
         subsidiaries and associated
         companies.....................................................................................     238,412
Customers' liability to this bank
         on acceptances outstanding......................................................................   307,039
Intangible assets
      Goodwill   .........................................................................................2,003,150
      Other Intangible Assets ...................................................................      ......74,880
Other assets...........................................................................................   5,161,558
                                                                                                        -----------
Total assets........................................................................................... $74,948,272
                                                                                                        ===========






LIABILITIES

Deposits:
         In domestic offices.........................................................................   $33,108,526
         Noninterest-bearing . . . . . .                                                          .      13,141,240
         Interest-bearing. . . . . . . .                                 .                               19,967,286
         In foreign offices, Edge and
           Agreement subsidiaries, and IBFs..........................................................    24,650,772
         Noninterest-bearing . . . . . . .                                                                  203,426
         Interest-bearing. . . . . . . . .                                                               22,447,346
Federal  funds purchased and securities sold under agreements to repurchased:
         Federal funds purchased in domestic offices....................................................    513,773
         Securities sold under agreements to repurchase............................................    .   334,896
Trading liabilities..................................................................................     2,673,823
Other borrowed money:
         (includes mortgage indebtedness
         and obligations under capitalized
         leases).....................................................................................       644,395
Bank's liability on acceptances
           executed and outstanding....................................................................     308,261
Subordinated notes and debentures....................................................................     2,090,000
Other liabilities....................................................................................     5,584,456
                                                                                                        -----------
Total liabilities....................................................................................    67,908,902
                                                                                                        ===========
Minority interest in consolidated subsidiaries.........................................................     519,470

EQUITY CAPITAL

Common stock.........................................................................................     1,135,284
Surplus............................................................................................       1,056,295
Retained earnings....................................................................................     4,208,213
Accumulated other comprehensive
income..................................................................................                    120,108
Other equity capital
components.........................................................................                               0
Total equity
capital.................................................................................                  6,519,900
Total liabilities and equity
capital.................................................................                                $74,948,272


         I, Thomas J. Mastro,  Senior Vice  President and  Comptroller  of the  above-named  bank do hereby declare that this  Report of  Condition  has been  prepared in  conformance  with the  instructions  issued by the Board of
Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                                                             Thomas J. Mastro






         We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.


         Thomas A. Renyi   )
         Gerald L. Hassell )        Directors
        .Alan R. Griffith )